Hotchkis & Wiley Funds

Supplement dated June 28, 2019 to the Prospectus and Statement of Additional Information, each dated August 29, 2018, of:

Hotchkis & Wiley Large Cap Value Fund
Class R (HWLRX)

Hotchkis & Wiley Mid-Cap Value Fund
Class R (HWMRX)

Based on the recommendation of Hotchkis & Wiley Capital Management, LLC (the “Advisor”), the Board of Trustees of the Hotchkis & Wiley Funds has approved closing the Class R shares of the Hotchkis & Wiley Large Cap Value Fund and the Hotchkis & Wiley Mid-Cap Value Fund (the “Funds”) and converting Class R shares of the Funds to Class A shares of each respective Fund.

Effective at the close of the New York Stock Exchange on or about August 29, 2019 (the “Conversion Time”), the outstanding Class R shares of each Fund will be converted into full and/or fractional Class A shares of each respective Fund (the “Conversion”). Immediately after and as a result of the Conversion, each holder of Class R shares of a Fund shall be the owner of Class A shares of the Fund with an aggregate net asset value as of the Conversion Time equal to the aggregate net asset value as of such time of the Class R shares held by such holder immediately prior to the Conversion. The Conversion will be effected without the imposition of any sales charge or any other charge.

Prior to the Conversion, shareholders of Class R shares may redeem their investments as described in the Funds’ Prospectus. Depending on the tax status of the shareholder and whether or not the account is invested through a tax-advantaged arrangement, such as a 401(k) plan account, such redemption may be a taxable event resulting in taxable income to the shareholder. Please consult your own tax advisor on this issue.

Class R shares will be closed for purchases immediately prior to the Conversion time. After the Conversion has been completed, Class R shares will no longer be available for sale. The Conversion will be tax-free for federal income tax purposes, meaning that each Fund’s Class R shareholders will become Class A shareholders without realizing any gain or loss for federal income tax purposes. Please see the Funds’ Prospectus for more information about the fees and expenses associated with Class A shares of the Funds.

PLEASE RETAIN THIS NOTICE FOR FUTURE REFERENCE